

Gold Horse International, Inc.
Investor Presentation
September 2010

Gold Horse International Inc.

Safe Harbor Statement

Gold Horse International Inc.

This presentation contains certain "forward-looking statements" relating to the business of the Company and its subsidiary companies. These forward looking statements are often identified by the use of forward-looking terminology such as "believes, expects" or similar expressions. Such forward looking statements involve known and unknown risks and uncertainties such as cost overruns, lack of materials, projected earnings not realized and other risks of construction that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to the Company or to persons acting on its behalf are expressly qualified in their entirety by these factors other than as required under the securities laws. The Company does not assume a duty to update these forward-looking statements.

Equity Snapshot

Gold Horse International Inc.

Ticker (OTCBB)	GHII
Price (8/31/10) (a)	$3.60
Market Cap (8/31/10)	$6.97 million
Revenues – Fiscal 6/30/10 (b)	$51.0 million
Net Income – Fiscal 6/30/10 (b)(c)	$6.6 million
Shares Outstanding (8/31/10) (b)	1.9 million
P/E - Fiscal 6/30/10 (b)	0.80x
P/S Fiscal 6/30/10 (b)	0.14x

(a) Adjusted for 1 for 40 reverse stock split effective 9/8/10

(b) Based on estimated Fiscal 2010 results

(c) Excludes non-cash charges and income

Fiscal year ends June 30

Company Overview

Gold Horse International Inc.

- A leading construction and real estate development company based in Hohhot, Inner Mongolia, which is in Western China

- Three established business segments:
  - Construction/construction management
  - Real estate development
  - Hotel and banquet center owner/operator

- Established reputation and successful track record of real estate development, construction, property management and property development and sales

- Expertise includes general contracting, preconstruction planning and comprehensive project management services, residential real estate development and sales



Mongolia
Heilongjiang Province
Harbin
Inner Mongolia Autonomous Region
Changchun
Jilin Province
Shenyang
Liaoning Province
Chengde
Baotou
Hohhot
Beijing
Tianjin
Dalian
Qinghai Province
Ningxia Province
Shaanxi Province
Shanxi Province
Hebei Province

Corporate Timeline

Gold Horse International Inc.

Sept 2010	40 for 1 reverse stock split became effective on September 8, 2010
June 2010	Expanded Board of Directors with election of international business leader
May 2010	Repaid or converted into common shares all remaining convertible debt owed to investors
June 2007	Reverse merger completed. Began trading under symbol GHII on OTC.BB
1999	Jin Ma Hotel and Jin Ma Real Estate commence operations
1994	Enterprise transferred to a joint stock corporation with Mr. Liankuan Yang as chairman
1980	Mr. Liankuan Yang establishes Jin Ma Construction

Hohhot – At the Heart of China's Growth

Gold Horse International Inc.

- Hohhot, "the Green City," is the capital city of Inner Mongolia. It is the political, economic and cultural center of the region.
- Hohhot is at the forefront of Inner Mongolia's economic development.
- Hohhot's GDP grew to RMB164.4 Billion in 2009, up 15.9% from 2008.
- Annual investment in real estate grew to RMB 17.8 Billion in 2009 from 13.0 Billion in 2007.
- Sales of residential properties increased 61% in 2009 to RMB14.6 Billion from 2008.

Source: Huhhot.gov


China's Construction Boom
Growth of Inner Mongolia's Economy
Commercial Development And Real Estate Opportunities


Hohhot City


Jianhe Garden Complex


Riverbank Garden Community buildings

Migration and Development in Inner Mongolia

Gold Horse International Inc.

- Inner Mongolia is known as the bridge between China and Russia and has become a tourist and business destination
- Third largest Chinese province (over 1.2 million square kilometers or 424,736 square miles) with increasing per capita income
- Approximately 24 million inhabitants; nominal GDP of Inner Mongolia in 2009 was $142 billion, up 9.7% from 2008. Greatest economic growth in China, with its economy increasing by more than 50 percent between 2000 and 2008 *
- Inner Mongolia is in need of substantial residential housing and associated/supporting retail development
- Increasing migration to urban areas throughout China

* www.cbichina.org.cn



Local street scene in Hohhot



Strong demand for housing

Construction Driving Development

Gold Horse International Inc.

Construction Market is Major Driver of China's Economy

Rapid Development of Inner Mongolia

Increasing Demand for High-Quality, Affordable Housing in Hohhot

- Construction spending in China increased 169% for the period from 2003 to 2008 with each year exceeding 19%, with construction spending in China reaching 6.2 trillion RMB in 2008 *
- From January to July 2010, investment in real estate development increased 25.6% year on year, which accounted for 26.2% of all fixed investments in the city of Hohhot **
- From January to July 2010, residential housing sales in Hohhot reached RMB 6.82 Billion, increasing 51.7% from same period in previous year **
- Among all the non-coastal provinces, Inner Mongolia has shown the greatest economic growth, with its economy increasing by more than 50 percent between 2000 and 2008 ***
- The growth in construction and development of Inner Mongolia leads to increased housing demand

Source: * National Bureau of Statistics of China
** City of Hohhot Chinese government website
*** www.cbichina.org.cn



Jianhe Garden Complex



China construction site



Jianwu Residence concept drawing

Established Construction Business

Gold Horse International Inc.

- Jin Ma Construction began operations in 1980
- Level II national construction company
- Highly skilled and certified workforce
- Major construction and real estate projects completed each year
- Excellent relationship with local and regional government; strong customer base
- General contracting, pre-construction planning and comprehensive construction management services


SQC
环境管理体系认证证书
CNAS
IAF
Notarization Certificate for Environment Management System

ISO 9001:2000, ISO 14001:2004 and GB/T28001:2001 Standards


He Sheng Jia Yuan Residence


Inner Mongolia Chemistry College Buildings


Inner Mongolia Vocational School Buildings

Diversified Construction Expertise

Gold Horse International Inc.

Successful timely completion of broad range of projects, including:

- **Multi-family residential buildings**
- **Retail projects**
- **Hotel properties**
- **Correctional facilities**
- **Commercial projects**
- **Infrastructure projects**


Xiao Kang Village Phase I


AiBo Garden Apartment Project


Bin Shui Village

	Police Station and Barracks	River Bank Garden Community (Buildings 5 to 8 and Phase II)	Tian Fu Garden Phase I & II	AiBo Garden Apartment Project (Phase II)
Area (sq. meters)	16,300m	165,643m	358,098m	116,700
Project type	Government building	Residential	Residential	Residential
Date completed	02/2008	5–11/2008	11/2008	6/2009
Total Project Revenue ($ millions)	$7.5	$37.2	$32.8	$35.0

Construction Projects Underway or Completed in Fiscal 2010

Gold Horse International Inc.

	Lanyu Garden No. 3 Residential Building	Fu Xing Committee Bath Center	Tuzuoqi (Chasuqi) Low-rent House Project	Jianhe Garden
Area (sq. meters)	28,000m	46,054m	53,000m	113,584m
Project type	Residential	Commercial	Residential	Residential
Completion/estimated completion date	12/2009	5/2010	7/2010	12/2010
% Complete (as of June 30, 2010)	100%	100%	99.4%	47.8%
Total project revenue ($ Million)	$3.4	$24.2	$14.2	$30.0 *

* Estimated projected total revenue

Real Estate Development Division

Gold Horse International Inc.

- Designs, develops and sells high-quality, affordable housing
- Targets growing middle income segment in Hohhot and surrounding areas
- Brand recognition and high visibility in growing residential property market
- Able to leverage established local relationships in land and property acquisitions
- Utilizes our construction division as the general contractor to develop our real estate projects
- Positioned to become a major revenue contributor in fiscal 2011 and beyond with a strong pipeline of current and future projects



Jiaojing Garden project (housing for police)



Hohhot Local Tax Authority Residential apartments

Real Estate Residential Projects Currently Underway or Recently Completed

Gold Horse International Inc.

	Building 1 to 4 of Procuratorate Housing Estates	Building 5 of the Procuratorate Housing Estates (Jian Guan)	Beiyuan Residential Building	Building 6 of Procuratorate Housing Estates (Jiari Residential Building)	Jinwu Residential Building
Area (sq. meters)	46,054m	5,825m	70,000m	38,000m	53,000m
Project type	Residential	Residential	Residential	Residential	Residential
Completion/estimated completion date	3/2010	8/2010	6/2011	10/2011	12/2012
# of Units available for sale upon completion (Residential)	150	69	*	587	*
# of Units Sold (as of June 30, 2010)	137	69	0	0	0
Estimated revenue ($ Million)	$4.5	$2.2	$37.0	$22.0	$37.0

* not yet determined

Hotel Business in Hohhot

Gold Horse International Inc.

- Increasing tourism to Hohhot – Our hotel known as Jin Ma Hotel targets price-sensitive segment
- Two-star, 22-room hotel with extensive restaurant and catering facilities
- 15 kilometers from airport, 3 kilometers from train station
- Major renovations completed in 2006
  - All guestrooms
  - Dining and banquet facilities
  - Common areas
  - Landscaping
- Occupancy rate more than 80% in 2010 and 2009
- Cultural value: offers traditional Chinese ceremonies for guests' participation; close proximity to tourist destinations such as Dazhao Temple, Zhaojun Tomb, Inner Mongolia Wildlife Zoo and Inner Mongolia Skiing Heaven


金马大酒店

Jin Ma Hotel

Growth Strategies

Gold Horse International Inc.

- Increase focus on higher gross margin real estate development projects consisting of land acquisition, project development, construction and the sale of residential and commercial units
- Continue to grow construction segment by leveraging strong customer and government relationships
- Utilize complementary real estate and construction segments to ensure steady revenue stream and higher gross margins
- Improve hotel operations, reduce costs, increase occupancy rate and market restaurant and catering facilities

Selected Income Statement Data

Gold Horse International Inc.

($ in millions)	FY 2010 (Estimate)	FY 2009	FY 2008	FY 2007
Revenue	51.0	80.9	66.9	28.3
Gross Profit	10.2	12.4	11.4	5.9
Gross Margin (%)	20.0	15.3	17.0	21.0
Income from Operations	8.3	10.8	8.4	4.4
Operating Margin (%)	16.4	13.3	12.5	15.6
Net Income*	6.6	7.5	5.6	2.6
Net Income per common share - diluted *, **	4.01	3.86	3.80	2.14

Fiscal year ends June 30

* Amounts exclude non cash charges related to the convertible debt and income from derivative liabilities

** Adjusted for 1 for 40 reverse stock split effective 9/8/10

Selected Balance Sheet Data

Gold Horse International Inc.

($ in thousands)	June 30, 2010 (Estimate)	June 30, 2009	June 30, 2008	June 30, 2007
Total Current Assets	11,286	18,602	14,190	10,478
Total Assets	47,842	46,329	31,552	15,369
Total Current Liabilities	10,903	15,600	5,279	2,968
Total Liabilities	11,248	15,980	9,769	4,654
Stockholders' Equity	36,594	30,349	21,783	10,715

Management Team

Gold Horse International Inc.

– **Mr. Lian Kuan Yang, Chairman and Chief Executive Officer**
- Founder of Jin Ma Construction, Jin Ma Hotel and Jin Ma Real Estate
- Chairman of the Board of Directors
- Experience in business management & strong background in engineering
- Graduate of the China Agriculture University

– **Mr. Adam Wasserman, Chief Financial Officer**
- Joined Gold Horse in July 2007
- Many years of experience as CFO for publicly listed companies with extensive experience in China
- CPA (NY) and member of the American Institute of Certified Public Accountants

-- **Mr. Noel "Bud" Robyn, Director**
- Joined Gold Horse in July 2010
- 30 years of global business management experience in companies such as Ralston Purina, ConAgra and Merial, a subsidiary of Sanofi Aventis
- Graduate of Washington University and MBA from Boston University

-- **Mr. Gregory T. Wolfson, Director**
- Joined Gold Horse in July 2007
- In-depth knowledge and experience in IT operation and financial advisory
- Graduate of Tufts University and MBA from Singapore National University

-- **Mr. Guohui Song, Director**
- Joined Gold Horse in July 2010
- Over 50 years of accounting and corporate financial management
- Provides consulting services to Inner Mongolia Tuanjian Accounting Firm
- Served as the Deputy Director of the Hohhot Finance Agency and Director of Hohhot Accounting Agency

Management Team

Gold Horse International Inc.

-- Mr. Tuanyuan Wang, Director of Finance

- Joined Jin Ma in 1993
- Many years of experience in finance including budgeting, financial accounting, reporting, system management, tax return and internal control
- Graduate of Inner Mongolia Institute of Finance and Economy

-- Mr. Mingguo Wang, Director

- Joined Jin Ma Real Estate in July 2005
- 10 years of experience working at Beijing Yong'an Fuxing Pharmaceutical Co., Ltd
- Graduate of Beijing University of Chinese Medicine

– Ms. Yang Yang, Vice President, Gold Horse Intl, General Manager of Jin Ma Housing and Real Estate Development

- Joined Gold Horse in 2004
- Obtained her bachelors degree in International Business in Australia
- Studying MBA in Inner Mongolia University

– Mr. Gui Gui Chen, General Manager

- Joined Gold Horse in 1982
- Responsible for new business development and day-to-day construction management
- Graduate of Hohhot Professional College

– Mr. Wen Biao Wang, Director and General Manager of Jin Ma Real Estate

- Joined Gold Horse in July 2007
- Senior engineer at Jin Ma Construction for more than 20 years
- Graduate of Inner Mongolia University of Technology

Summary

Gold Horse International Inc.

- Leading Construction Company and Real Estate Developer with Skilled Workforce and 30 Years of Experience
- Established Track Record of Successful, Profitable Projects with Strong Pipeline of Future Projects
- Focusing on Higher Margin Real Estate Projects
- Well-Positioned to Capitalize on Rapid Growth and Development of Inner Mongolia which has nominal GDP in 2009 of $142 billion, up 9.7% from 2008
- Strong pipeline of residential units for sale in Hohhot where sales of residential properties increased 61% in 2009 from 2008 to RMB14.6 Billion
- Attractive valuation at 0.80 times P/E at June 30, 2010



Riverbank Garden Community Buildings



Company Contacts:

Mr. Liankuan Yang, CEO
Gold Horse International, Inc.
Phone: (86) 471-339-7999
Email: ylk.8888@163.com

Mr. Adam Wasserman, CFO
Gold Horse International, Inc.
Phone: 800-867-0078 ext. 702
Email: adamw@cfooncall.com

Gold Horse International Inc.

Gold Horse International Inc.

Appendix

Reconciliation Of Adjusted Net Income To GAAP Net Income

Gold Horse International Inc.

($ in millions)	Year Ended June 30,		Year Ended June 30,		Year Ended June 30,	
	2010 (Estimated)		2009		2008	
	Net Income	**Diluted EPS ****	**Net Income**	**Diluted EPS ****	**Net Income**	**Diluted EPS ****
Adjusted Non-GAAP net income	6,624	4.01	7,508	3.86	5,577	3.80
Adjustments:						
Interest expense from amortization of debt discount and debt issuance costs	(2,183)	(1.32)	(1,343)	(0.69)	(1,045)	(0.71)
Gain from derivative liabilities and extinguishment of debt	3,868	2.34	-	-	-	-
Amount per consolidated statement of income	8,309	5.03	6,165	3.17	4,532	3.09

** Adjusted for 1 for 40 reverse stock split effective 9/8/10

Comparable Company Analysis

Gold Horse International Inc.

Comparable Company Analysis > Gold Horse International Inc. (GHII.OB)

($ in millions, except per share data)

Company Name	Stock Price (9/8)	Market Cap	TEV	LTM Revenue	LTM EBITDA	TEV/LTM Total Rev	TEV/LTM EBITDA	P/Diluted EPS	Gross Margin (%)	EBITDA Margin (%)	Net Income Margin (%)
Keda Group Co. Ltd. (SHSE:600986)	1.1	367.7	347.38	104.4	7.5	3.3x	46.5x	45.1x	20.2	7.2	8.3
Long Yuan Construction Group Co Ltd (SHSE:600491)	1.64	775.26	902.74	1,012.4	32.6	0.9x	27.7x	28.1x	9.1	3.2	2.7
China Housing and Land Development, Inc. (NasdaqCM:CHLN)	2.09	69.14	130.93	112.2	13.0	1.2x	10.0x	14.9x	18.7	11.6	5.5
Comstock Homebuilding Companies Inc. (NasdaqCM:CHCI)	1.39	26.08	69.45	33.1	(4.7)	1.8x	NM	NM	8.2	(14.2)	2.7
Xinyuan Real Estate Co., Ltd. (NYSE:XIN)	2.59	196.17	314.95	522.5	76.4	0.6x	4.0x	3.6x	21.5	14.6	11.3
						1.6x	*22.1x*	*22.9x*	*15.64*	*4.48*	*6.10*
						1.2x	*18.9x*	*21.5x*	*18.70*	*7.20*	*5.60*
Gold Horse International Inc. (GHII.OB) *	4.00	6.97	10.41	52.7	14.3	0.20x	0.73x	0.80x	20.0	28.0	16.3

Source: Capital IQ 9-8-10 * based on estimated amounts for Fiscal 2010 and stock price at June 30, 2010